                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 3, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-12387               76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)



      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                60045
       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On December 3, 2007, Tenneco Inc. issued a press release announcing the closing of its tender offer and consent solicitation related to its 10 1/4% Senior Secured Notes due 2013. A copy of this press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.   Description

99.1          Press release issued December 3, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO INC.


Date: December 3, 2007                      By: /s/ David A. Wardell
                                                ------------------------
                                                David A. Wardell
                                                Senior Vice President,
                                                General Counsel and Secretary